                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   January 17, 1996


          WINDSOR PARK PROPERTIES 3, A CALIFORNIA LIMITED PARTNERSHIP
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   California                    0-15699                     33-0115651
----------------             ----------------            -------------------
(State or other              (Commission File              (IRS Employer
 jurisdiction of                 Number)                 Identification No.)
 incorporation)


      120 W. Grand Avenue, Suite 202, Escondido, CA               92025
      --------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code:   (619) 746-2411
                                                         --------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On January 17, 1996, Windsor Park Properties 3 (the Partnership) purchased the Trailmont manufactured home community located in Nashville, Tennessee. The community is in good condition, and the Partnership intends to hold it as a medium-term (four to six year) investment. During the investment period the Partnership intends to continue to operate the property as a manufactured home community.

Trailmont is situated on 30 acres of land and was developed in 1965. The community contains 131 manufactured home spaces, and amenities include a swimming pool and two playgrounds. All assets acquired will continue to be used in the operations of the community. The General Partners anticipate expending $15,000 for various capital improvement and maintenance projects over the next 12 months. It is the opinion of the General Partners that the community is adequately insured.

The total cost of the property was approximately $2,114,500 ($2,031,500 paid to the Seller, a $60,900 commission paid to an unaffiliated broker, and other costs of $22,100). The purchase price was negotiated through an arms-length bargaining process with the seller, Trailmont MHP, Ltd., a California limited partnership. The registrant's General Partners are not affiliated with the seller of the community.

In connection with the purchase, the Partnership obtained a $1,050,000 loan from Heller Financial Inc., a Delaware corporation. The loan is collateralized by the property and is payable in monthly interest only installments bearing interest at 8.41%. The loan is due in January 2003 and loan costs of approximately $44,000 were incurred.

The community's manufactured home spaces are rented to tenants on a month-to-month basis, and current base rental rates average $180 per month. The community is located near several other manufactured home communities with comparable base rental rates.

The community is currently 100% occupied and has been approximately 97% occupied for the past five years. Other manufactured home communities in the immediate area are approximately 95% occupied.

Other material factors considered by the General Partners in assessing the property include ad valorem taxes for the 1995 tax year which totaled $9,800 ($35 per $1,000 assessed value) and utility rates which are expected to increase 4% per year.

The sources of funds for this acquisition were financing proceeds from investment properties already owned by the Partnership and the new mortgage loan described above.

After reasonable inquiry, the Partnership is not aware of any material factors related to this property, other than as set forth in the Form 8-K/A, that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         -----------------------------------------------------------------

     (a) Financial Statements and Proforma Financial Information of
         ----------------------------------------------------------
         Trailmont Manufactured Home Community
         -------------------------------------

                                                                            Page
                                                                            ----
         (i)   Historical Summary of Gross Income and Direct
               Operating Expenses for the year ended December 31, 1995
               (audited)                                                      4

         (ii)  Historical Summary of Gross Income and Direct
               Operating Expenses for the nine months ended September 30,
               1995 (unaudited)                                               8

         (iii) Estimated Proforma Statement of Taxable Net
               Operating Income for the year ended September 30, 1996
               (unaudited)                                                   10

         (iv)  Estimated Proforma Statement of Cash Available for
               the year ended September 30, 1996 (unaudited)                 10


     (b) Proforma Financial Information of Windsor Park Properties 3
         -----------------------------------------------------------

         (i)   Proforma Balance Sheet at September 30, 1995 (unaudited)      12

         (ii)  Proforma Statement of Operations for the year ended
               December 31, 1994 (unaudited)                                 14

         (iii) Proforma Statement of Operations for the nine months
               ended September 30, 1995 (unaudited)                          16

     (c) Exhibits
         --------

         10)   Material Contracts

               Trailmont Mobile Home Park
               --------------------------

               The Purchase and Sale Agreement (dated November 10, 1995) was previously filed on Form 8-K dated January 26, 1996 and is incorporated herein by reference.

Item 7 (a)(i)
-------------


          TRAILMONT MANUFACTURED HOME COMMUNITY


          HISTORICAL SUMMARY OF GROSS INCOME
          AND DIRECT OPERATING EXPENSES
          FOR THE YEAR ENDED DECEMBER 31, 1995
          AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



The Partners
Windsor Park Properties 3
Escondido, California


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Historical Summary) of Trailmont Manufactured Home Community (the Community) for the year ended December 31, 1995. This Historical Summary is the responsibility of the Community's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Community's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 to the Historical Summary of Gross Income and Direct Operating Expenses of Trailmont Manufactured Home Community for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Costa Mesa California
February 26, 1996

TRAILMONT MANUFACTURED HOME COMMUNITY

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------

GROSS INCOME
Rent and utilities                    $   312,000
Other                                       3,000
                                      -----------

 Total gross income                       315,000

DIRECT OPERATING EXPENSES:
Utilities                                  59,000
Management fees                            15,000
Wages                                      18,000
Property taxes                             10,000
Repairs and maintenance                    15,000
Insurance                                   2,000
Other                                       9,000
                                      -----------

 Total direct operating expenses          128,000
                                      -----------

NET OPERATING INCOME                  $   187,000
                                      ===========

See accompanying note to historical summary of gross income and direct operating expenses.

TRAILMONT MANUFACTURED HOME COMMUNITY


NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------


1.   BASIS OF PRESENTATION

     The accompanying Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the property including depreciation, amortization, interest and non property administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of Trailmont Manufactured Home Community's revenues and expenses.

Item 7 (a)(ii)
--------------

                     Trailmont Manufactured Home Community
                     -------------------------------------
        Historical Summary Of Gross Income And Direct Operating Expenses
                  For The Nine Months Ended September 30, 1995
                                  (unaudited)

Gross Income:
-------------
  Rent and utilities                   $   232,000
  Other                                      3,000
                                       -----------
  Total gross income                       235,000
                                       -----------

Direct Operating Expenses:
--------------------------
  Utilities                                 46,000
  Management fees                           12,000
  Wages                                     14,000
  Property taxes                             7,000
  Repairs and maintenance                   12,000
  Insurance                                  2,000
  Other                                      6,000
                                       -----------
  Total direct operating expenses           99,000
                                       -----------
Net Operating Income                   $   136,000
                                       ===========

See accompanying note to historical summary of gross income and direct operating expenses.

                     Trailmont Manufactured Home Community
                     -------------------------------------
                   Note to Historical Summary of Gross Income
                         And Direct Operating Expenses
                  For The Nine Months Ended September 30, 1995
                                  (unaudited)

Note 1.  Basis of Presentation
         ---------------------

The accompanying Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the property including depreciation, amortization, interest and non property administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of Trailmont Manufactured Home Community's revenues and expenses.

Item 7(a)(iii)
--------------

                     Trailmont Manufactured Home Community
                   ----------------------------------------
                         Estimated Proforma Statement
                        Of Taxable Net Operating Income
                     For The Year Ended September 30, 1996

                                                                  Proforma
                             Year Ended         Proforma         Year Ended
                          December 31, 1995   Adjustments    September 30, 1996
                          -----------------   -----------    ------------------
                                              (unaudited)        (unaudited)
Revenues:
---------
  Rent and utilities      $    312,000        $     6,000     $         318,000
  Other                          3,000                                    3,000
                          -----------------   -----------     -----------------

                               315,000              6,000               321,000
                          -----------------   -----------     -----------------

Expenses:
---------
  Utilities                     59,000                                   59,000
  Management fees               15,000              1,000                16,000
  Wages                         18,000                                   18,000
  Property taxes                10,000                                   10,000
  Repairs and
   maintenance                  15,000                                   15,000
  Insurance                      2,000                                    2,000
  Other                          9,000                                    9,000
  Interest                                         95,000                95,000
  Depreciation                                     92,000                92,000
                          -----------------   -----------     -----------------

                               128,000            188,000               316,000
                          -----------------   -----------     -----------------
Taxable net operating
  income                  $    187,000        $  (182,000)    $           5,000
                          =================   ===========     =================


Item 7(a)(iv)
-------------

                     Trailmont Manufactured Home Community
                     -------------------------------------
                Estimated Proforma Statement of Cash Available
                     For The Year Ended September 30, 1996
                                  (unaudited)

Proforma Taxable Net Operating Income      $           5,000
Add: Depreciation                                     92,000
                                           -----------------

Proforma Cash Available                    $          97,000
                                           =================

           See accompanying notes to proforma financial statements.

                     Trailmont Manufactured Home Community
                     -------------------------------------
                    Notes To Estimated Proforma Statement Of
                   Taxable Net Operating Income And Estimated
                      Proforma Statement Of Cash Available
                                  (unaudited)

Note 1.  Basis Of Presentation:
         ----------------------

The preceding proforma financial statements for the year ended September 30, 1996 are based on the audited Historical Summary of Gross Income and Direct Operating Expenses of Trailmont Manufactured Home Community for the year ended December 31, 1995. They contain certain proforma adjustments made to reflect changes in operations in existence at the date of acquisition which will be reflected in the property's first year of operations.

Note 2.  Proforma Adjustments:
         ---------------------

(a)  Rent and Utilities Revenues
     ----------------------------

     This adjustment increases the historical rental revenues to the proforma amount which is based on occupancy levels, rental rates and utility billings in effect on the date of acquisition.

(b)  Management Fees
     ---------------
     This adjustment increases management fees to 5% of estimated gross revenues.

(c)  Interest
     --------

     This adjustment reflects interest expense incurred on the loan obtained to acquire the property as well as the amortization of loan costs incurred to obtain the loan. Interest rates are assumed to be those in effect on the date of acquisition.

(d)  Depreciation
     ------------

     The computation of depreciation is based on the cost of the property including estimated acquisition expenses and subsequent capital improvement projects. The allocation of the cost of the property to the various asset categories is estimated based on the appraised value. Depreciation has been computed on a straight-line basis over the estimated useful lives of the asset.

                                Depreciable
                                   Life           Cost         Depreciation
                             --------------    ------------   -------------
Land                                           $    308,300
Buildings and improvements        20 yrs.         1,813,700      $   91,000
Furniture and equipment            7 yrs.             7,500           1,000
                                               ------------   -------------
                                               $  2,129,500      $   92,000
                                               ============   =============

The costs above include $15,000 of anticipated property improvements.

Note 3.  Partnership Income and Expenses:
         --------------------------------

The proforma statements of taxable net operating income and of cash available do not include any income, cost or expense pertaining to the operation of the Partnership.

Item 7(b)(i) - Proforma Financial Information
---------------------------------------------

The following unaudited proforma balance sheet presents the financial position of Windsor Park Properties 3 (the Partnership) on September 30, 1995, assuming that the purchase of the Trailmont Manufactured Home Community, which occurred on January 17, 1996, occurred on that date.

The Trailmont property was purchased with funds received from the refinancing of existing Partnership properties and borrowings from a third party lender. Therefore, the following unaudited proforma balance sheet has been prepared assuming the refinancing of the existing Partnership properties occurred on September 30, 1995.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in
Item 2, included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 3
                           -------------------------
                            Proforma Balance Sheet
                              September 30, 1995
                                  (unaudited)

                                               Proforma          Proforma
                         September 30, 1995   Adjustments    September 30, 1995
                         ------------------   -----------    ------------------
ASSETS
------
Property held for
 investment                  $2,029,400        $2,114,500        $4,143,900
Investments in joint
 ventures                       959,700                             959,700
Cash                            475,100           604,000         1,079,100
Other assets                     63,800           140,400           204,200
                         ------------------   -----------    ------------------
                             $3,528,000        $2,858,900        $6,386,900
                         ==================   ===========    ==================

LIABILITIES AND
---------------
PARTNERS' EQUITY
----------------
Accounts payable and
  other liabilities          $  150,500        $    8,900        $  159,400
Notes payable                                   2,850,000         2,850,000
Partners' equity              3,377,500                           3,377,500
                         ------------------   -----------    ------------------
                             $3,528,000        $2,858,900        $6,386,900
                         ==================   ===========    ==================

               See accompanying notes to proforma balance sheet.

                           Windsor Park Properties 3
                           -------------------------
                        Notes To Proforma Balance Sheet
                               September 30, 1995
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma balance sheet of Windsor Park Properties 3 (the Partnership) presents the financial position of the Partnership at September 30, 1995 assuming that the purchase of the Trailmont Manufactured Home Community, which occurred on January 17, 1996, occurred on that date.

The Trailmont property was purchased with funds received from the refinancing of existing Partnership properties and borrowings from a third party lender. Therefore, the following unaudited proforma balance sheet has been prepared assuming the refinancing of the existing Partnership properties occurred on September 30, 1995.

Note 2.   Proforma Adjustments
          --------------------

(a)  Property Held for Investment
     ----------------------------

     This adjustment reflects the capitalized cost of the Trailmont property and consists of $2,031,500 paid to the Seller, a $60,900 commission paid to an unaffiliated broker, and estimated closing costs of $22,100.

(b)  Cash
     ----
     This adjustment reflects the assumed net effect of the proceeds received from the refinancing of existing Partnership properties offset by the funds required to purchase the Trailmont property.

(c)  Other Assets
     ------------
     This adjustment represents loan costs incurred to obtain the loan on the Trailmont community as well as the loan on the existing Partnership properties.

(d)  Accounts Payable and Other Liabilities
     --------------------------------------
     This adjustment consists of unpaid closing costs and liabilities assumed as part of the Trailmont property acquisition.

(e)  Notes Payable
     -------------

     This adjustment represents the loan obtained in connection with the purchase of the Trailmont community ($1,050,000) and the loan obtained in connection with the refinancing of existing Partnership properties ($1,800,000).

Item 7(b)(ii) - Proforma Financial Information
----------------------------------------------

The following unaudited proforma statement of operations for the year ended December 31, 1994 combines the historical results of operations of the Partnership and the Trailmont manufactured home community for the years ended December 31, 1994 and 1995, respectively, with the estimated proforma results of the Trailmont manufactured home community assuming that it was purchased on January 1, 1994. The Trailmont community was purchased on January 17, 1996.

The Trailmont property was purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1994, and that additional interest expense was incurred in order for the Partnership to purchase the Trailmont property.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in
Item 2 included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 3
                           -------------------------
                       Proforma Statement of Operations
                     For the Year Ended December 31, 1994
                                  (unaudited)



                                     Year Ended      Year Ended
                                    December 31,    December 31,
                                       1994             1995                          Proforma
                                    ------------    ------------                     Year Ended
                                        The                          Proforma       December 31,
                                    Partnership      Trailmont      Adjustments        1994
                                    ------------    ------------    -----------     ------------
Revenues
--------
  Rent and utilities                $    982,800      $  312,000    $     6,000     $  1,300,800
  Equity in earnings
   (losses) of joint
   ventures                               17,400                        (35,000)         (17,600)
  Interest                                10,500                                          10,500
  Other                                   55,900           3,000                          58,900
                                    ------------    ------------    -----------     ------------
                                       1,066,600         315,000        (29,000)       1,352,600
                                    ------------    ------------    -----------     ------------
Expenses
--------
  Property operating                     672,400         128,000          1,000          801,400
  General and
   administrative                        124,300                                         124,300

  Depreciation and
    amortization                         133,400          92,000                         225,400
  Interest                                 1,000                        264,000          265,000
  Provision for loss in value            600,000                                         600,000
                                    ------------    ------------    -----------     ------------
                                       1,531,100         220,000        265,000        2,016,100
                                    ------------    ------------    -----------     ------------

Net Loss                            $   (464,500)     $   95,000    $  (294,000)    $   (663,500)
                                    ============    ============    ===========     ============

               See accompanying notes to proforma balance sheet.

                           Windsor Park Properties 3
                           -------------------------
                   Notes To Proforma Statement Of Operations
                      For The Year Ended December 31, 1994
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma statement of operations of Windsor Park Properties 3 (the Partnership) for the year ended December 31, 1994 combines the historical results of operations of the Partnership and the Trailmont manufactured home community for the years ended December 31, 1994 and 1995, respectively, with the estimated proforma results of the Trailmont manufactured home community assuming that it was purchased on January 1, 1994. The Trailmont community was purchased on January 17, 1996.

The Trailmont property was purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1994, that additional interest expense was incurred in order for the Partnership to purchase the Trailmont property.

Note 2.   Proforma Adjustments
          --------------------

(a)  Rent and Utilities
     ------------------

     This adjustment reflects an increase to the historical rent and utilities revenues based on occupancy levels, rental rates and utility billings in effect on the date of acquisition.

(b)  Equity in Earnings of Joint Ventures
     ------------------------------------
     This adjustment represents the Partnership's share of additional interest expense incurred on a loan obtained by an existing joint venture property.

(c)  Property Operating
     ------------------
     This adjustment reflects an increase to the historical property operating expenses relating to an adjustment of management fees to 5% of gross revenues.

(d)  Interest Expense
     ----------------

     This adjustment reflects interest expense incurred on the loan obtained to acquire the Trailmont community, as well as the loan obtained from the refinancing of existing Partnership properties. Interest expense also includes the amortization of loan costs incurred to obtain the loans. Interest rates are assumed to be those in effect on the date of acquisition.

Item 7(b)(iii) - Proforma Financial Information
-----------------------------------------------

The following unaudited proforma statement of operations for the nine months ended September 30, 1995 combines the historical results of operations of the Partnership and the Trailmont manufactured home community for the nine months ended September 30, 1995, with the estimated proforma results of the Trailmont manufactured home community assuming that it was purchased on January 1, 1995. The Trailmont community was purchased on January 17, 1996.

The Trailmont property was purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1995, and that additional interest expense was incurred in order for the Partnership to purchase the Trailmont property.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in
Item 2 included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 3
                           -------------------------
                       Proforma Statement of Operations
                 For the Nine Months Ended September 30, 1995
                                  (unaudited)

                                   Nine Months Ended
                                  September 30, 1995
                              ---------------------------
                                                                                  Proforma
                                  The                          Proforma       Nine Months Ended
                              Partnership      Trailmont      Adjustments    September 30, 1995
                              ------------    -----------    ------------    ------------------
Revenues
--------
  Rent and utilities          $    754,900    $   232,000    $      4,000    $          990,900
  Equity in earnings of
   joint ventures                   27,800                        (26,000)                1,800
  Interest                           9,200                                                9,200
  Other                             28,800          3,000                                31,800
                              ------------    -----------    ------------    ------------------
                                   820,700        235,000         (22,000)            1,033,700
                              ------------    -----------    ------------    ------------------
Expenses
--------
  Property operating               516,900         99,000           1,000               616,900
  General and administrative        90,600                                               90,600
  Depreciation and
   amortization                     82,700         69,000                               151,700
  Interest                                                        198,000               198,000
                              ------------    -----------    ------------    ------------------
                                   690,200        168,000         199,000             1,057,200
                              ------------    -----------    ------------    ------------------
Net Income                    $    130,500    $    67,000    $   (221,000)   $          (23,500)
                              ============    ===========    ============    ==================

               See accompanying notes to proforma balance sheet.

                           Windsor Park Properties 3
                           -------------------------
                   Notes To Proforma Statement Of Operations
                  For The Nine Months Ended September 30, 1995
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma statement of operations of Windsor Park Properties 3 (the Partnership) for the nine months ended September 30, 1995 combines the historical results of operations of the Partnership and the Trailmont manufactured home community for the nine months ended September 30, 1995, with the estimated proforma results of the Trailmont manufactured home community assuming that it was purchased on January 1, 1995. The Trailmont community was purchased on January 17, 1996.

The Trailmont property was purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1995, and that additional interest expense was incurred in order for the Partnership to purchase the Trailmont property.

Note 2.   Proforma Adjustments
          --------------------

(a)  Rent and Utilities
     ------------------

     This adjustment reflects an increase to the historical rent and utilities revenues based on occupancy levels, rental rates and utility billings in effect on the date of acquisition.

(b)  Equity in Earnings of Joint Ventures
     ------------------------------------
     This adjustment represents the Partnership's share of additional interest expense incurred on a loan obtained by an existing joint venture property.

(c)  Property Operating
     ------------------
     This adjustment reflects an increase to the historical property operating expenses relating to an adjustment of management fees to 5% of gross revenues.

(d)  Interest Expense
     ----------------

     This adjustment reflects interest expense incurred on the loan obtained to acquire the Trailmont community, as well as the loan obtained from the refinancing of existing Partnership properties. Interest expense also includes the amortization of loan costs incurred to obtain the loans. Interest rates are assumed to be those in effect on the date of acquisition.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    WINDSOR PARK PROPERTIES 3
                                    (A California Limited Partnership)
                                    ----------------------------------
                                         (Registrant)


                                    By /s/ John A. Coseo, Jr.
                                      --------------------------------
                                      JOHN A. COSEO, JR.
                                      General Partner


Date:  March 15, 1996